Exhibit 99.1

REMARKS:

This statement is being filed by each of TW Southcross Aggregator LP ("Aggregator"), TW/LW GP Sub, LLC ("TW/LM"), Tailwater Energy Fund I, LP ("Energy Fund"), TW GP EF-I, LP (TWGP1"), TW GP EF-I GP, LLC ("TWGP2"), Tailwater Holdings, LP (“TW Holdings”), TW GP Holdings, LLC (“TW Holdings GP”), Tailwater Capital LLC ("Tailwater"), Jason H. Downie and Edward Herring. We refer to Aggregator, TW/LM, Energy Fund, TWGP1, TWGP2, TW Holdings, TW Holdings GP, Tailwater, Mr. Downie and Mr. Herring, collectively, as the "Reporting Persons."  Mr. Downie and Mr. Herring are members of TW Holdings GP and Tailwater and limited partners of TW Holdings.  TW Holdings (the general partner of which is TW Holdings GP) is a member of Tailwater, which is the sole member of TWGP2, which is the general partner of TWGP1, which is the general partner of Energy Fund, which is the sole member of TW/LM, which is the general partner of Aggregator.  Aggregator owns 33.33% of the limited partner interest in Southcross Holdings LP ("Holdings") and 33.33% of Southcross Holdings GP LLC ("Holdings GP").

Holdings GP is the general partner of Holdings. Holdings holds 99% of the membership interests of Southcross Holdings Guarantor GP LLC (“Guarantor GP”) and 99.8% of Southcross Holdings Guarantor LP (“Guarantor”).  Guarantor GP is the general partner of, and holds the remaining 0.2% of Guarantor. The remaining 1% of the membership interests of Guarantor GP are held by Southcross Holdings Intermediary LLC, which is owned 100% by Holdings.  Guarantor is the sole member of Southcross Holdings Borrower GP LLC (“Borrower GP”) and owns 100% of the limited partner interest of Southcross Holdings Borrower LP (“Borrower”), which directly owns all of the Class B Convertible Units reported herein.  Borrower GP is the general partner of Borrower.  As a result of the relationship of the Reporting Persons to Borrower, the Reporting Persons may be deemed to indirectly beneficially own the securities reported herein held by Borrower.

Each Reporting Person disclaims beneficial ownership of the securities reported herein (except to the extent of such Reporting Person's indirect pecuniary interest in such securities), and this report shall not be deemed an admission that any such Reporting Person is the beneficial owner of, or has any pecuniary interest in, such securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or for any other purpose.

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	TW/LM GP Sub. LLC

Address of Joint Filer:	c/o TW Southcross Aggregator LP
2021 McKinney Ave., Suite 1250
Dallas, Texas 75201

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	TW Southcross Aggregator LP

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Tailwater Energy Fund I, LP

Address of Joint Filer:	c/o TW Southcross Aggregator LP
2021 McKinney Ave., Suite 1250
Dallas, Texas 75201

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	TW Southcross Aggregator LP

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	TW GP EF-I, LP

Address of Joint Filer:	c/o TW Southcross Aggregator LP
2021 McKinney Ave., Suite 1250
Dallas, Texas 75201

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	TW Southcross Aggregator LP

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	TW GP EF-I GP, LLC

Address of Joint Filer:	c/o TW Southcross Aggregator LP
2021 McKinney Ave., Suite 1250
Dallas, Texas 75201

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	TW Southcross Aggregator LP

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Tailwater Holdings, LP

Address of Joint Filer:	c/o TW Southcross Aggregator LP
2021 McKinney Ave., Suite 1250
Dallas, Texas 75201

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	TW Southcross Aggregator LP

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	TW GP Holdings, LLC

Address of Joint Filer:	c/o TW Southcross Aggregator LP
2021 McKinney Ave., Suite 1250
Dallas, Texas 75201

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	TW Southcross Aggregator LP

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Tailwater Capital LLC

Address of Joint Filer:	c/o TW Southcross Aggregator LP
2021 McKinney Ave., Suite 1250
Dallas, Texas 75201

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	TW Southcross Aggregator LP

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Jason H. Downie

Address of Joint Filer:	c/o TW Southcross Aggregator LP
2021 McKinney Ave., Suite 1250
Dallas, Texas 75201

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	TW Southcross Aggregator LP

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Edward Herring

Address of Joint Filer:	c/o TW Southcross Aggregator LP
2021 McKinney Ave., Suite 1250
Dallas, Texas 75201

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/07/2019

Designated Filer:	TW Southcross Aggregator LP